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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 28, 2001


                           SPINNAKER INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    1-13961                  06-0544125
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 (State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)              File Number)           Identification No.)


     518 EAST WATER STREET, TROY, OH                                45373
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   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:    (937) 332-6667


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On January 9, 2002, the Company issued a press release announcing that its common stock had been de-listed from the American Stock Exchange and the Company has filed with the Securities and Exchange Commission to terminate the registration of the Company's common stock under the Securities Exchange Act of 1934. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

             99.1          Press release dated January 9, 2002.



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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SPINNAKER INDUSTRIES, INC.
                                 (Registrant)

Dated: January 9, 2002           By:  /s/ George E. Fuehrer
                                     -------------------------------------
                                     George E. Fuehrer
                                     Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

99.1       Press release dated January 9, 2002.



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